                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2009

                              SEAMLESS CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter).

            Nevada                  0-20259                    33-0845463
            ------                  -------                    ----------
 (State or other jurisdiction     (Commission                (IRS Employer
      of incorporation)           File Number)            Identification No.)

      800 North Rainbow Blvd, Suite 208, Las Vegas, Nevada        89107
      ----------------------------------------------------        -----
               (Address of principal executive offices)         (Zip Code)

                                  702-448-1861
                                  ------------
               Registrant's telephone number, including area code

                         ------------------------------

           -----------------------------------------------------------
           (Former name or former address, changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the followings provisions (see General Instructions A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1-Registrant's Business and Operations
----------------------------------------------


Item 8.01 Other Events
----------------------

On or about July 15, 2009, the Corporation acquired 200,000,000 common shares which have been returned to the Transfer Agent to be canceled and returned to the Treasury.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seamless Corporation
--------------------
(Registrant)

July 16, 2008
-------------
Date

/s/ Albert R. Reda
-------------------------
Albert R. Reda, President


                                       2